Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER, SECTION 906

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Pessah, the Chief Financial Officer (Principal Financial Officer) of SL Investment Fund II LLC (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•
the Form 10-Q of the Company for the quarter ended September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
•
the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2026

/s/ David Pessah
David Pessah
Chief Financial Officer
(Principal Financial Officer)